                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                      Tercero Navarro, Inc.

Address:                                   10101 Reunion Place
                                           Suite 1000
                                           San Antonio, TX 78216-4157

Date of Event Requiring Statement:         07/28/2008

Name:                                      Lewis Energy Group, L.P.

Address:                                   10101 Reunion Place
                                           Suite 1000
                                           San Antonio, TX 78216-4157

Date of Event Requiring Statement:         07/28/2008